UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2020 (May 9, 2020)

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 9, 2020, Gregg M. Sherrill, Chairman of the Board of Tenneco Inc. (the “Company”), informed the Company that he intends to retire from the Company prior to next year’s annual meeting of stockholders. Mr. Sherrill’s decision to resign did not involve a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. A copy of Tenneco’s press release announcing this is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On May 12, 2020, at the annual meeting of stockholders the Company, the Company’s stockholders approved the Tenneco Inc. 2006 Long-Term Incentive Plan, as amended and restated (the “Plan”). The Company’s board of directors previously adopted the amendment and restatement of the Plan on March 10, 2020, subject to stockholder approval. The key modification to the Plan was an increase in the number of shares of common stock, par value $0.01, of the Company available for issuance under the Plan to 7,150,000 as of May 12, 2020.

For a description of the Plan (which reflects the increase in shares reserved under the Plan as well as other amendments to the Plan that were previously adopted by the Company’s board of directors), see section entitled “Approve the Amended and Restated 2006 LTIP (Item 4)” of the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2020 (the “Proxy Statement”), which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Plan (including the amendments) was attached as Annex D to the Proxy Statement and is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 12, 2020, Tenneco Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders. The stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Roy V. Armes	34,115,645	1,081,405	212,666	12,509,582
SungHwan Cho	31,707,376	3,425,400	276,940	12,509,582
Thomas C. Freyman	28,315,310	6,878,016	216,390	12,509,582
Denise Gray	28,489,891	6,786,302	133,523	12,509,582
Brian J. Kesseler	27,663,497	7,651,964	94,255	12,509,582
Dennis J. Letham	28,036,970	7,229,954	142,792	12,509,582
James S. Metcalf	28,388,310	6,864,747	156,659	12,509,582
Aleksandra A. Miziolek	34,087,305	1,110,521	211,890	12,509,582
Gregg M. Sherrill	28,385,423	6,915,677	108,616	12,509,582
Charles K. Stevens, III	34,549,778	644,383	215,555	12,509,582
Jane L. Warner	28,584,771	6,693,665	131,280	12,509,582

2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for 2020 was approved based upon the following votes:

Votes for	45,760,887
Votes against	1,996,731
Abstentions	161,680

There were no broker non-votes for this item.

3. The proposal to approve the compensation of our named executive officers was approved based upon the following advisory, non-binding vote:

Votes for	26,732,563
Votes against	8,394,614
Abstentions	282,539
Broker non-votes	12,509,582

4. The proposal to approve the Tenneco Inc. 2006 Long-Term Incentive Plan, as amended and restated, was approved based upon the following vote:

Votes for	26,889,816
Votes against	8,240,127
Abstentions	279,773
Broker non-votes	12,509,582

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

10.1

Description of the Tenneco Inc. 2006 Long-Term Incentive Plan, as amended and restated effective March 10, 2020 (incorporated by reference to Approve the Amended and Restated 2006 LTIP (Item 4) of Tenneco’s Definitive Proxy Statement filed on April 1, 2020).

10.2	Tenneco Inc. 2006 Long-Term Incentive Plan, as amended and restated effective March 10, 2020 (incorporated by reference to Appendix A of Tenneco’s Definitive Proxy Statement filed on April 1, 2020).

99.1	Press release dated May 12, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: May 13, 2020	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary